                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               _________________

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 12, 1998


                                  IMPATH INC.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-27750                  13-3459685
 --------------------------         ----------            -----------------
(STATE OR OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)


          521 West 57th Street
           New York, New York                                  10019
----------------------------------------                      --------
(Address of Principal Executive Offices)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (212) 698-0300


                               (Not applicable)
          -----------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

          On August 31, 1998 the Registrant announced it had acquired Medical Registry Services, Inc. ("MRS"), a leading developer and marketer of cancer registry software products that are currently utilized in over 400 hospitals throughout the United States. The products are used to collect and manage critical diagnostic, treatment, follow-up and outcomes data on cancer patients. MRS shareholders received 550,000 shares of the Registrant's common stock in exchange for all of the outstanding shares of MRS. The acquisition was accounted for as a pooling-of-interests. On October 26, 1998 the Registrant released its earnings for the third quarter ended September 30, 1998, which included results of at least 30 days of combined operations of the Registrant and MRS. The Registrant has filed herewith under Item 7 unaudited pro forma combined consolidated statements of operations with pooling restatements for the years ended December 31, 1995, 1996 and 1997 and for the nine months ended September 30, 1997 and 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)  Pro Forma Financial Information:
               -------------------------------

               The Registrant's unaudited pro forma combined consolidated statements of operations with pooling restatements for the years ended December 31, 1995, 1996 and 1997 and for the nine months ended September 30, 1997 and 1998 contained in this Current Report on Form 8-K are attached hereto.

          (c)  Exhibit Index:
               -------------

     99.1 Press Release of the Registrant dated August 31, 1998.................

     99.2 Press Release of the Registrant dated October 26, 1998................

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMPATH INC.

Date:  November 12, 1998              By   /s/ John P. Gandolfo
                                        ----------------------------
                                        Name:  John P. Gandolfo
                                        Title: Executive Vice President, Chief
                                               Operating Officer and
                                               Chief Financial Officer

                                  IMPATH INC.
     PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS WITH POOLING
                                 RE-STATEMENTS
                                   UNAUDITED

                                                               YR END         YR END        9 MO.END        YR END        9 MO.END
                                                              COMBINED       COMBINED       COMBINED       COMBINED       COMBINED
                                                              12/31/95       12/31/96        9/30/97       12/31/97        9/30/98
                                                              ---------      ---------      ---------      --------       --------
Revenues:
    Net diagnostic and prognostic services                   14,578,326     21,755,193     26,348,490     36,821,738     38,775,428
    Biopharmaceutical services                                  135,238        210,270        110,363        241,743        615,833
    Tumor registry services                                   2,894,737      3,169,219      2,493,293      3,449,795      2,818,899
                                                             ----------     ----------     ----------     ----------     ----------
          Total Revenues                                     17,608,301     25,134,682     28,952,146     40,513,276     42,210,160
                                                             ----------     ----------     ----------     ----------     ----------

Operating expenses:
    Salaries and related costs                                8,550,719     11,331,922     12,471,324     17,341,924     16,928,271
    Selling, general, and administrative                      7,916,405     11,079,781     12,857,813     17,374,379     18,667,848
    One time charges relating to pooling                              -              -              -                       750,000
                                                             ----------     ----------     ----------     ----------     ----------
          Total operating expenses                           16,467,124     22,411,703     25,329,137     34,716,303     36,346,119
                                                             ----------     ----------     ----------     ----------     ----------
          Income from operations                              1,141,177      2,722,979      3,623,009      5,796,973      5,864,041
Other income, net                                                28,361      1,043,250        581,703        736,789      2,057,145
                                                             ----------     ----------     ----------     ----------     ----------
          Income before tax expense                           1,169,538      3,766,229      4,204,712      6,533,762      7,921,186
Income tax expense                                               (6,558)    (1,630,744)    (1,858,574)    (2,862,392)    (2,677,366)
                                                             ----------     ----------     ----------     ----------     ----------
          Net income                                          1,162,980      2,135,485      2,346,138      3,671,370      5,243,820
Accrued dividends on preferred stock                           (478,000)       (82,346)             -              -              -
                                                             ----------     ----------     ----------     ----------     ----------
Net income available to common stockholders                     684,980      2,053,139      2,346,138      3,671,370      5,243,820
                                                             ==========     ==========     ==========     ==========     ==========

Per common and common equivalent share:
Basic
    Net income per common share                                    0.34           0.41           0.37           0.62           0.67
                                                             ==========     ==========     ==========     ==========     ==========
    Weighted average common and common equivalent
     shares outstanding                                       3,471,000      5,241,000      6,330,000      5,948,000      7,841,000
                                                             ==========     ==========     ==========     ==========     ==========

Dilutive:
    Net income per common share - assuming dilution                0.30           0.36           0.37           0.58           0.64
                                                             ==========     ==========     ==========     ==========     ==========

    Weighted average common and common equivalent
     shares outstanding - assuming dilution                   3,921,000      5,954,000      6,385,000      6,359,000      8,213,000
                                                             ==========     ==========     ==========     ==========     ==========